*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                                                    Exhibit 10.2

                    TERMINATION AGREEMENT AND MUTUAL RELEASE

      This Termination Agreement and Mutual Release ("Termination Agreement") is made by and between ZIMMER, INC., a Delaware corporation having its principal place of business at 345 East Main Street, Warsaw, Indiana 46581-0708 ("Zimmer") and ANIKA THERAPEUTICS, INC., a Massachusetts corporation having its principal place of business at 236 West Cummings Park, Woburn, Massachusetts 01801 ("Anika") (sometimes collectively referred to as the "Parties") on the last date executed by both Parties (the "Termination Effective Date").

                                    Recitals

      1. Zimmer and Anika entered into an Exclusive Distribution Agreement dated November 7, 1997, as amended by a First Amendment thereto dated June 1, 1998, and a Second Amendment thereto dated June 3, 1999 and incorporating certain additional letters dated September 30, 1998, May 3, 1999, May 20, 1999 and October 20, 1999 (the Exclusive Distribution Agreement, as amended, is hereinafter referred to as the "Distribution Agreement").

      2. Pursuant to the Distribution Agreement, Zimmer agreed to purchase a hyaluronic acid product (the "Product") and received the exclusive right to distribute the Product in the Territory, as more fully described in the Distribution Agreement.

      3. Notwithstanding anything in the Distribution Agreement to the contrary, the Parties now wish an early termination of the Distribution Agreement as of the Termination Effective Date in accordance with the terms hereof.

      NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                    Agreement

      1. Disclaimer of Liability. By entering into this Termination Agreement, except as specifically provided herein, the Parties do not admit to, and specifically disclaim any liability to each other arising out of, concerning or relating, directly or indirectly, to (i) the Distribution Agreement, (ii) the negotiation, formation or termination of the Distribution Agreement, (iii) the negotiation or formation of this Termination Agreement, or (iv) the Product.

      2. One-time Payment. Except as expressly provided in this Termination Agreement, Zimmer shall pay Anika the gross sum of *** Dollars ($***) within ten
(10) days after the execution of this Termination Agreement in complete satisfaction of any and all financial obligations of Zimmer to Anika of any type now existing, arising out of, concerning or relating, directly or indirectly, to
(i) the Distribution Agreement, (ii) the negotiation, formation or termination of the Distribution Agreement, (iii) the negotiation or formation of this Termination Agreement, or (iv) the Product.

      3. Orthovisc Materials. Zimmer shall deliver, transfer, convey and assign to Anika, within ten (10) days of the Termination Effective Date all such rights, title and interest as it may have in and to the materials described on Exhibit A attached hereto (and subject to the terms thereof), in all forms in which they exist, including but not limited to, electronic format, hard copy, inventory and associated files required for reproduction. Zimmer hereby grants to Anika the perpetual exclusive royalty-free right to use such materials, unless a more limited grant is specified on Exhibit
A. Zimmer represents and warrants that such materials comprise substantially all of the materials it has developed or produced expressly for the sale, marketing, promotion and/or reimbursement of the Product and to which it has any right, title or interest ("Orthovisc Materials"). Through December 31, 2000, upon request from Anika, Zimmer shall take reasonable steps to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered every further act, deed, conveyance, transfer and assurance necessary to deliver such Orthovisc Materials and Zimmer's rights, title and interest thereto. Through December 31, 2000, Zimmer hereby agrees to deliver any additional Orthovisc Materials not listed on Exhibit A to Anika immediately after such additional Orthovisc Materials are discovered by Zimmer, and hereby transfers, conveys and assigns to Anika Zimmer's rights, title and interest to such materials. Furthermore, Zimmer shall retain no right, title or interest in the Orthovisc Materials unless otherwise specified on Exhibit A. Anika acknowledges that the Orthovisc Materials are provided in "AS IS" condition, with all faults, and without any express or implied warranties or representations of any kind.

      4. Regulatory Materials. Within ten (10) days of the Termination Effective Date, Zimmer shall deliver to Anika (i) all materials, in all forms in which they exist, relating to any regulatory and reimbursement approvals and authorizations of the Product obtained by or on behalf of Zimmer or its affiliates, including but not limited to any and all correspondence regarding reimbursement approvals obtained by or on behalf of Zimmer or its affiliates, as well as any files relating thereto, within its control and (ii) copies of all such materials to which it has access (together, "Regulatory Materials"). To the fullest extent possible under applicable laws, Zimmer hereby grants, transfers, assigns and conveys all of Zimmer's right, title and interest in and to the Regulatory Materials to Anika. In the event the Regulatory Materials are not transferable, Zimmer hereby grants to Anika the perpetual exclusive royalty-free right to use such Regulatory Materials. Through December 31, 2000, Zimmer hereby agrees to deliver any Regulatory Materials not delivered upon execution of this Termination Agreement to Anika immediately after such Regulatory Materials are discovered by Zimmer, and grants Anika all of Zimmer's rights, title and interest in and to such materials. Upon request from Anika, through December 31, 2000, Zimmer shall take reasonable steps to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered every further act, deed, conveyance, transfer and assurance necessary to deliver such Regulatory Materials and Zimmer's rights to use the Regulatory Materials.

      5. Mutual Release. Except as expressly provided in this Termination Agreement, the Parties, for and on behalf of themselves and each of their respective future, current and/or former officers, directors, shareholders, representatives, principals, agents, employees, trustees, partners, general partners, limited partners, co-venturers, parents, subsidiaries, affiliates, predecessors, successors, assigns, beneficiaries, heirs, executors, administrators, insurers, attorneys and all persons acting by, through, under, in concert with or on behalf of any of them hereby irrevocably and unconditionally release and hereby completely and fully remise, release, acquit and forever discharge each other, each of their respective future, current and/or former officers, directors, shareholders, representatives, principals, agents, employees, trustees, partners, general partners, limited partners, co-venturers, parents, subsidiaries, affiliates, predecessors, successors, assigns, beneficiaries, heirs, executors, administrators, insurers, attorneys and all persons acting by, through, under, or in concert with any of them, from all charges, complaints, claims, demands, liabilities, obligations, actions, and causes of action of any kind or nature (including for attorneys' fees, interest, expenses and costs actually incurred), whether at law, in equity, or by statute, liquidated or unliquidated, known or unknown, suspected or unsuspected, reasonably discoverable or not, present, fixed or contingent, arising out of, concerning or relating, directly or indirectly, to
(i) the Distribution Agreement, (ii) the negotiation, formation or termination of the Distribution Agreement, (iii) the negotiation or formation of this Termination Agreement or (iv) the Product, which exist as of the Termination Effective Date or may arise hereafter and which could be asserted in any forum, including without limitation administrative, arbitral or judicial. Without limiting the foregoing, the parties expressly acknowledge and agree that this release shall encompass and include claims for fraud and fraudulent inducement.

      6. Termination of Distribution Agreement. The Distribution Agreement shall be terminated upon the Termination Effective Date. Upon the Termination Effective Date, neither Party shall have any further rights or obligations under the Distribution Agreement except as provided in Sections 7 and 8 hereof. Termination of the Distribution Agreement shall not affect the rights and obligations of the parties pursuant to this Termination Agreement.

      7. Representations, Warranties, Obligations, Undertakings, Covenants and Agreements Surviving Termination. Certain specified representations, warranties, obligations, undertakings, covenants and agreements set forth in the Distribution Agreement shall survive the termination thereof. Such representations, warranties, obligations, undertakings, covenants and agreements are incorporated into this Termination Agreement, and are expressly limited to, Sections 8(h), 10, 12, 14, 15(a)(ii), 15(c)(i), 15(c)(ii), 15(c)(iii), 16(a)(i),
17(g) 17(h), 18, 20 and Annex A of the Distribution Agreement, subject to the provisions of this Section 7 below:

            (a) Licenses for Intellectual Property. The licenses granted to Zimmer under Sections 15(a)(ii) and 16(a)(i) of the Distribution Agreement shall become nonexclusive as of the Termination Effective Date, and shall terminate altogether on December 31, 2000.

            (b) Governing Law and Dispute Resolution. The provisions of Section 20 of the Distribution Agreement shall be expressly limited in application to disputes, controversies, or claims arising out of (i) the surviving provisions of the Distribution Agreement enumerated in the first paragraph of this Section 7 or (ii) an alleged breach of this Termination Agreement, which the Parties hereby agree shall be governed by Section 20 thereof, and shall have no other force or effect.

            (c) Existing Inventory. Zimmer's right to dispose of the Product pursuant to Section 17(h) of the Distribution Agreement shall terminate on December 31, 2000. Prior to December 31, 2000, Zimmer may sell its remaining Product inventory (including Product to which it holds title but stores in Anika's refrigerators) in its ordinary course of business. The parties hereby acknowledge that only sales consistent with past practices (excluding any wholesale brokers) will be considered in the ordinary course. Notwithstanding the foregoing, in no event shall Zimmer be entitled to any selling price adjustments under the Distribution Agreement (including but not limited to Section 7(b) thereof) for any Product previously purchased by Zimmer, whether previously or hereafter resold by Zimmer and regardless of the prices of such resale. Consistent with the foregoing, the provisions adjusting the purchase price of the Product pursuant to Section 7 of the Distribution Agreement are hereby terminated and have no further force or effect. Zimmer shall also continue to receive, process, ship, distribute, invoice, service and collect all orders (and returns) for the Product in the Territory consistent with its past practices. Zimmer shall also provide a list of its existing customers of the Product to Anika or Anika's designees. On or before January 31, 2001, Zimmer shall destroy its entire remaining inventory. With respect to any Product purchased by Zimmer and stored in Anika's refrigerators, Zimmer gives Anika the express right and obligation to destroy all such Product and shall be entitled to rely on Anika's representations that such Product has been destroyed on or before January 31, 2001.

            (d) Indemnification. Sections 18(a)(i), (a)(ii), (b)(i) and (b)(ii) of the Distribution Agreement shall be expressly limited in application to the representations, warranties, obligations, undertakings, covenants and agreements that survive pursuant to this Termination Agreement. Except as otherwise expressly provided in this Termination Agreement, neither party shall in any event be liable to the other for incidental, special or consequential damages arising out of this Agreement, including but not limited to loss of profits. Furthermore, Zimmer shall indemnify, defend and hold harmless Anika, its present and former Affiliates, directors, officers, shareholders, agents, employees, and representatives, and their successors, all affiliated companies, heirs, administrators, and assigns, and all persons acting by, through, under, or in concert with any of them, from any employment, severance and other social employment obligations and responsibilities of Zimmer for any of Zimmer's employees, consultants, agents or representatives.

      8. Definitions and Abbreviations. Section 26 of the Distribution Agreement defines particular words and phrases, some of which are incorporated into the representations, warranties, obligations, undertakings, covenants and agreements set forth in this Termination Agreement which survive the termination of the Distribution Agreement. Such representations, warranties, obligations, undertakings, covenants and agreements shall be construed and interpreted in accordance with the definitions contained in Section 26 of the Distribution Agreement; provided, however, Section 26 thereof shall have no force and effect except as specifically provided in this Termination Agreement.

      9. Successors and Assigns. This Termination Agreement shall bind the Parties and their successors and assigns.

      10. Severability. The Parties intend that if a court should declare or determine any provision of this Termination Agreement to be illegal or invalid, the validity of the remaining parts, terms, or provisions shall not be affected thereby. The Parties intend that a court shall deem any illegal or invalid part, term, or provision not to be a part of this Termination Agreement.

      11. Entire Agreement. Except to the extent set forth herein, this Termination Agreement sets forth the entire agreement between the Parties, and fully supersedes any and all prior written or oral negotiations, commitments and writings between the Parties pertaining to the subject matter hereof. No promises, representations, understandings, warranties and agreements have been made by any of the parties hereto except as referred to herein; and all inducements to the making of this Agreement relied upon by either party hereto have been expressed herein. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties or their successors or assigns. No waiver of any of the provisions of this Agreement shall be valid unless in writing and signed by the party against whom it is sought to be enforced.

      12. No Reliance. Each party hereby represents to the other that it has adequate information regarding all matters encompassed by this Termination Agreement to make an informed and knowledgeable decision regarding the decision to enter into this Termination Agreement, and that it has independently and without reliance upon the other party made its own analysis and decision to enter into this Termination Agreement. Further, each party acknowledges and hereby verifies that the other party has not made any representations or warranties in connection with this Termination Agreement, whether express or implied, of any kind or character, except as expressly set forth herein.

      13. Advice of Counsel. Each party to this Termination Agreement acknowledges that it has had the benefit of advice of competent legal counsel with respect to its decision to enter into this Termination Agreement.

                                  [END OF TEXT]

      IN WITNESS WHEREOF, the Parties, by their duly authorized officers, have executed this Termination Agreement as of the dates indicated.

                              ZIMMER, INC.


                              By:   /s/ James T. Crines
                                    --------------------------------------------
                                    Name: James T. Crines
                                    Title: Vice President

                              Date: 11/10/00



                              ANIKA THERAPEUTICS, INC.

                              By:   /s/ J. Melville Engle
                                    --------------------------------------------

                                    Name: J. Melville Engle
                                    Title: Chairman, President & CEO

                              Date: 11/10/00

                                    EXHIBIT A

                               ORTHOVISC MATERIALS

--------------------------------------------------------------------------------
MARKETING
--------------------------------------------------------------------------------
Master Sales Aid
--------------------------------------------------------------------------------
Patient Brochure and Holders
--------------------------------------------------------------------------------
Injection Technique Sales Aid
--------------------------------------------------------------------------------
Tent Card
--------------------------------------------------------------------------------
Product Monograph/Design Rationale (25 page & 50 page) *
--------------------------------------------------------------------------------
Patient Video
--------------------------------------------------------------------------------
Surgeon Video
--------------------------------------------------------------------------------
Surgeon Video Production in French, German, Italian
--------------------------------------------------------------------------------
Pocket Profiler
--------------------------------------------------------------------------------
Script Pads *
--------------------------------------------------------------------------------
Journal Reprints/Whitepapers
--------------------------------------------------------------------------------
Wade: Acute Local Reactions after Intraarticular Hylan for Osteoarthritis
--------------------------------------------------------------------------------
Peyron: Intraarticular Hyaluronan Injections in the Treatment of
Osteoarthritis
--------------------------------------------------------------------------------
OV-SICOT SYMPOSIUM NEW
--------------------------------------------------------------------------------
Abatangelo: Hyaluronan: biological role and function in articular joints
--------------------------------------------------------------------------------
Physician Premiums
--------------------------------------------------------------------------------
     Long Sleeve Shirts
--------------------------------------------------------------------------------
     BIC Pens
--------------------------------------------------------------------------------
     Spring Pens
--------------------------------------------------------------------------------
Website*+
--------------------------------------------------------------------------------
Stock Photographs+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SALES
--------------------------------------------------------------------------------
Sales Training Manuals
--------------------------------------------------------------------------------
Sales Training Manuals Translations
--------------------------------------------------------------------------------
Sales Training Video
--------------------------------------------------------------------------------
Customer Sales History (including sales to distributors & wholesalers) in units and local currency.
--------------------------------------------------------------------------------
Customer lists and contact information for each customer (including name, address, telephone number, fax number and e-mail addresses, to the extent that any of the foregoing appear in existing Zimmer records)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER
--------------------------------------------------------------------------------
Cambridge Pharma - Commercial Strategy Country by Country Incorporating
Clinical Positioning of Product and Approach to Funding
--------------------------------------------------------------------------------
Cambridge Pharma - Pharmacoeconomic Study (Retrospective Analysis that demonstrates the clinical and economic contribution of Orthovisc use in treatment)
--------------------------------------------------------------------------------
Covance Study
--------------------------------------------------------------------------------
Convention Material *
--------------------------------------------------------------------------------
Advertising Development
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Launch Artwork
--------------------------------------------------------------------------------
Logo Development
--------------------------------------------------------------------------------
Master CD - Canadian French & English, CE English
--------------------------------------------------------------------------------
Strategic and Tactical Plans - Hamilton
--------------------------------------------------------------------------------
Update & Core Materials
--------------------------------------------------------------------------------
Canadian Translations
--------------------------------------------------------------------------------
French Translations
--------------------------------------------------------------------------------
Pop-up Stands
--------------------------------------------------------------------------------
Penguin Stands
--------------------------------------------------------------------------------
Direct Mail Brochure
--------------------------------------------------------------------------------
Spring Image
--------------------------------------------------------------------------------
Orthovisc Clinical Trial Records, Forms and Protocols +
--------------------------------------------------------------------------------
* denotes materials that are not complete

+ Web site: Anika shall have a perpetual, royalty-free, non-exclusive license to use, copy, and display the information included in the materials for www.orthovisc.com. Zimmer acknowledges that all rights to the domain name www.orthovisc.com and all intellectual property related thereto are the sole and exclusive property of Anika and hereby disclaim any rights thereto. Zimmer shall retain all other rights in the information. Images of Zimmer products: Anika shall have a perpetual, royalty-free, non-exclusive license to use, copy, and display the images of Zimmer knee femoral components in the Orthovisc Materials. Except as set forth in this Termination Agreement, Zimmer shall retain all other rights in the images, and in all other images of its products. Customer lists:
Zimmer shall retain the right to use the customer lists in its own business. Clinical trial records, forms, and protocols: Zimmer shall retain non-exclusive rights, including copyrights, necessary and sufficient for Zimmer to continue to use the forms and format of these materials in its own business. Trademarks, trade names, etc.: Anika shall have no rights whatsoever in any trademarks, trade names, or other intellectual property of Zimmer or of its affiliates, parents, or agents.